SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: (Date of earliest event reported)  August 29, 1997
                                                   ---------------



                             Lehman ABS Corporation
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               (Exact Name of Registrant as Specified in Charter)


     Delaware                    1-11661                          13-3447441
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(State of Incorporation)         (Commission                   (I.R.S. Employer
                                 File Number)                Identification No.)

3 World Financial Center
New York, New York                                                  10285
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's Telephone Number, including area code (212) 526-5594
                                                   --------------


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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.       Other Events
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              On August 29, 1997 Lehman ABS Corporation ("LABS") transferred
$25,000,000 aggregate principal amount of United States Treasury Zero Coupon STRIPS due August 15, 2007 (the "Underlying Securities") issued by the Treasury Department of the United States of America to the S&P-Linked Investment Trust, Series 1997-SP-1 (the "Trust") established by LABS, which issued S&P-Linked Investment Trust Certificates, Series 1997-SP-1 (the "Certificates"), issued pursuant to a Standard Terms for Trust Agreements, dated as of February 28, 1996 (the "Standard Terms"), between LABS and The Bank of New York, as trustee (the "Trustee"), as supplemented by a Series Supplement, dated as of August 29, 1997 (the "Series Supplement" and, together with the Standard Terms, the "Trust Agreement"), between LABS and the Trustee. The Certificates were purchased by Lehman Brothers Inc. ("Lehman") from LABS pursuant to an underwriting agreement, dated August 28, 1997 (the "Underwriting Agreement"), between LABS and Lehman.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (a)     Financial Statements - Not Applicable

              (b)     Pro Forma Financial Information - Not Applicable

              (c)     Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                    Description
- -----------------                              -----------

         4.1 Series Supplement, dated as of August 29, 1997, between Lehman ABS Corporation, as Depositor, and The Bank of New York, as Trustee, together with Standard Terms, dated as of February 28, 1996, between Lehman ABS Corporation and The Bank of New York.



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
                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 LEHMAN ABS CORPORATION

                                                 /s/ Martin P. Harding
                                                 -----------------------------
                                                 Name:  Martin P. Harding
                                                 Title: Managing Director

August 29, 1997




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

                                INDEX TO EXHIBITS
                                -----------------


      Exhibit No.                      Description
      -----------                      -----------


          4.1 Standard Terms for Trust Agreements, dated as of February 28, 1996, between Lehman ABS Corporation, as Depositor, and The Bank of New York, as Trustee, together with the Series Supplement, dated as of August 29, 1997, between Lehman ABS Corporation, as Depositor, and The Bank of New York, as Trustee.







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